*** Certain information has been excluded from this amendment because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
Exhibit 10.2
Amendment No.3 To Third Amended And Restated Loan Sale Agreement
This Amendment No. 3 to the Third Amended and Restated Loan Sale Agreement (this “Amendment”) is entered into as of September 30, 2022 by and between Upstart Network, Inc., a Delaware corporation (“Purchaser”) and Cross River Bank, a New Jersey state-chartered bank (“Bank”), and amends the Third Amended and Restated Loan Sale Agreement dated as of January 1, 2019 between Bank and Purchaser (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Sale Agreement”).
Recitals:
Whereas, Purchaser and Bank have entered into the Loan Sale Agreement to govern the sale and purchase of loans by Purchaser from Bank; and
Whereas, Purchaser and Bank desire to amend the Loan Sale Agreement to provide for certain modifications to the terms thereof.
Now, Therefore, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
Agreement:
SECTION 1.Defined Terms.
Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Loan Sale Agreement.
SECTION 2.Effective Date.
The parties hereto that agree that this Amendment shall be effective as of July 1, 2022.
SECTION 3.Amendment.
The definition of “Purchase Price” in Schedule 1 to the Loan Sale Agreement is hereby amended as follows:
“Purchase Price” means, [***].
SECTION 4.Effect On The Loan Sale Agreement.
(a)Upon this Amendment becoming effective, each reference to the “Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Loan Sale Agreement, shall mean and be a reference to the Loan Sale Agreement as modified by this Amendment.
(b)This Amendment is not intended to create, nor does it create and shall not be construed to create, a partnership or joint venture or any other common association for profit between Bank and Purchaser.
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SECTION 5.Execution In Counterparts.
This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page to this Amendment by facsimile transmission or otherwise transmitted or communicated by email shall be as effective as delivery of a manually executed counterpart of this Amendment.
SECTION 6.Headings.
Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
SECTION 7.Entire Agreement.
The Loan Sale Agreement, as amended herein, is ratified, approved and confirmed in each and every respect, and constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof. In the event of any conflict or inconsistency between the provisions of the Loan Sale Agreement and this Amendment, the provisions of this Amendment shall control and govern.
SECTION 8.Successors And Assigns.
This Amendment shall be binding on and shall inure to the benefit of Purchaser and Bank and their respective successors and assigns.
SECTION 9.Miscellaneous.
The provisions contained in Section 18 (Governing Law; Jurisdiction) of the Loan Sale Agreement are incorporated herein by this reference and shall govern this Amendment.
[Signature Pages Follow]
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In Witness Whereof, the parties have caused this Amendment to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

UPSTART NETWORK, INC. By: /s/ Carrie Friesen-Meyers Name: Carrie Friesen-Meyers Title: Deputy General Counsel
CROSS RIVER BANK By: /s/ Gilles Gade Name: Gilles Gade Title: President and Chief Executive Officer
By: /s/ Arlen Gelbard Name: Arlen Gelbard Title: EVP, General Counsel

[Signature Page To Amendment No. 3
To Third Amended And Restated Loan Sale Agreement]

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